Ex.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Lee T. Kranefuss, Chief Executive Officer, and Michael A. Latham, Chief Financial Officer, of Barclays Global Investors Funds (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2005	/s/ Lee T. Kranefuss	Chief Executive Officer
	Lee T. Kranefuss [Signature]	[Title]

Date: March 4, 2005	/s/ Michael A. Latham	Chief Financial Officer
	Michael A. Latham [Signature]	[Title]